SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005 (February 4, 2005)

Triple-S Management Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	000-49762	66-0555678

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico	00920

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 749-4949

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) Appointment of Director.

     On December 27, 2004 Triple-S Management Corporation (the “Corporation”) filed a Current Report on Form 8-K relating to the December 6, 2004 appointment of Mr. Juan E. Rodríguez Díaz, Esq. by the Board of Directors of the Corporation, as director of the Corporation. As of that date, Mr. Rodríguez Díaz had not been named to serve in any committee of the Board of Directors.

     On January 31, 2005, the Board of Directors named Mr. Rodríguez Díaz to serve in the Resolutions and Regulations Committee of the Board of Directors of the Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION
By:	/s/ Ramón Ruiz-Comas
Ramón Ruiz Comas
President & CEO

Date: March 11, 2005

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